                                             OPPENHEIMER MIDCAP FUND
                                       Supplement dated June 5, 2007 to the
                                        Prospectus dated February 26, 2007

     This supplement  amends the Prospectus dated February 26, 2007. The section
"How the Fund Is  Managed  - The  Manager  -  Portfolio  Manager"  on page 14 is deleted in its entirety and replaced by the following:

     Portfolio Manager. The Fund's portfolio is managed by Richard Royce, who is primarily  responsible for the day-to-day  management of the Fund's investments.
Mr.  Royce has been  portfolio  manager of the Fund  since  June 2007.  Prior to joining  the  Manager  in 2007,  Mr.  Royce was a Vice  President,  co-portfolio manager and  technology  and media  analyst at JP Morgan Asset  Management  from
November  1998 to April 2007.  Prior to that time,  Mr. Royce was an  investment analyst at Mark Asset  Management.  Mr.  Royce is a  portfolio  manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional  Information  provides  additional  information about the portfolio  manager's  compensation,  other accounts he manages and his ownership of Fund shares.

June 5, 2007                                                         PS0745.027